UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

Clarion Value Fund, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CLARION VALUE FUND, INC.

CLARION VALUE FUND MASTER LLC

230 Park Avenue

New York, New York 10169

Notice of Meeting of Shareholders to be Held October 31, 2006

October 17, 2006

To the shareholders:

Notice is hereby given that a meeting of the shareholders (the “Meeting”) of each of the above-listed investment companies (each, a “Fund,” and collectively, the “Funds”) will be held at 230 Park Avenue, New York, New York 10169 at 9:00 AM.
During the Meeting, shareholders will vote on the following Proposals (which are described more fully in the attached Proxy Statement):
1.

To approve new investment advisory contracts for the Funds, which would allow advisory fees to be charged by Clarion Value Fund Master LLC or Clarion Value Fund, Inc. (the “New Agreements”). As described below, approval of the New Agreements will not result in any increase in the total advisory fees payable to ING Clarion Capital, LLC (the “Adviser”) by Clarion Value Fund, Inc. or any shareholder in respect of such party’s direct or indirect investment in Clarion Value Fund Master LLC.

The shareholders of Clarion Value Fund, Inc., Clarion Fund plc, and Clarion Value Reserve (BVI), L.P. will vote in connection with approval of the New Agreements. The Boards of Directors of Clarion Value Fund, Inc. and Clarion Value Fund Master LLC have approved the terms of the New Agreements.
2.	To elect a Board of Directors.
The shareholders of Clarion Value Fund, Inc., Clarion Fund plc, and Clarion Value Reserve (BVI), L.P. also will vote in connection with the election of the Directors of Clarion Value Fund Master LLC.

Shareholders of record at the close of business on September 30, 2006 are entitled to vote in person at the Meeting or may vote by returning the enclosed proxy. The Board of Directors of each Fund recommends a vote in favor of the Proposals.

By Order of the Boards of Directors of

Clarion Value Fund, Inc. and Clarion Value

Fund Master LLC

Jerry Chang

Chief Compliance Officer

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CLARION VALUE FUND, INC.

CLARION VALUE FUND MASTER LLC

PROXY STATEMENT

Meeting of Shareholders
to Be Held October 31, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of the above-listed funds (each, a “Fund,” and collectively, the “Funds”) to be voted at a special meeting of shareholders (the “Meeting”), to be held at the Funds’ offices at 230 Park Avenue, New York, New York 10169 at 9:00AM Eastern Time on October 31, 2006, or any adjournments thereof. In accordance with applicable law, this Proxy Statement is being mailed on or about October 17, 2006. The Boards of Directors have fixed the close of business on September 30, 2006 as the record date (the “Record Date”) for determining the number of shares outstanding and the shareholders entitled to be given notice of and vote at the Meeting or any adjournment thereof.

General Information About the Funds

Clarion Value Fund Master, LLC (the “Master Fund”) was formed in June 2002 as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). Until February 2005, the Master Fund operated under the name Clarion CMBS Value Fund Master, LLC. The Master Fund is a master fund in a master-feeder structure and, accordingly, certain of its investors are other entities (“feeders”) investing all or a substantial portion of their assets in the Master Fund. The Master Fund’s feeders are:

•	Clarion Value Fund, Inc. (the “Value Fund”), a Maryland corporation operating as a registered investment company under the 1940 Act;
•	Clarion Fund plc, an investment fund incorporated in Ireland and authorized by the Central Bank of Ireland; and
•	Clarion Value Reserve (BVI), L.P., a partnership organized in the British Virgin Islands.

The Value Fund and the Master Fund are the only funds described in this Proxy Statement that currently are registered as investment companies under the 1940 Act. The two other feeders in the Master Fund noted above are non-U.S. companies that make no public offering of their securities in the United States and limit any U.S. investors to qualified purchasers.

The Value Fund was formed in December 1994 as a non-diversified, closed-end management investment company under the 1940 Act, and was reorganized as an open-end management investment company on July 8, 1999. Until February 2005, the Value Fund operated under the name Clarion CMBS Value Fund, Inc. Since June 2002, the Value Fund has conducted its investment and trading operations indirectly as a feeder investing all of its assets in the Master Fund.

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The same individuals that comprise the Value Fund’s Board of Directors also comprise the Board of Directors of the Master Fund. The Funds’ investment adviser is ING Clarion Capital, LLC (the “Adviser”), 230 Park Avenue, New York, NY 10169; their administrator and custodian is Bank of New York, 101 Barclay Street, New York, NY 10286; and their transfer agent is Unified Fund Services, 431 N. Pennsylvania Street, Indianapolis, IN 46204.

Each Fund and its business is described in its Prospectus and Statement of Additional Information and in its most recent annual and semi-annual reports. Each Fund will furnish, without charge, a copy of its annual report for its most recently completed fiscal year and, if applicable, a copy of its most recent semi-annual report to any shareholder upon request. Such requests should be directed to the attention of ING Clarion Capital, LLC, c/o Jerry Chang 230 Park Avenue, New York, NY 10169, or to 212-883-2730.

As of the close of business on September 30, 2006, the Value Fund’s net assets were $445.4 million and its net asset value per share was $9.31. As of the same date, the Master Fund’s net assets were $513.5 million and its net asset value per share was $381.39. Neither Fund is a party to any pending legal proceedings, and no such proceedings are known to be contemplated by any governmental authorities.

Summary of Proposals

During the Meeting, shareholders will vote on the following Proposals:

1.

To approve new investment advisory contracts for the Funds, with no increase in fees paid by the Funds’ investors (the “New Agreements”). As described below, approval of the New Agreements will not result in any increase in the total advisory fees payable to the Adviser by Clarion Value Fund, Inc. or any shareholder in respect of such party’s direct or indirect investment in Clarion Value Fund Master LLC.

The shareholders of Clarion Value Fund, Inc., Clarion Fund plc, and Clarion Value Reserve (BVI), L.P. will vote in connection with approval of the New Agreements. The Boards of Directors of Clarion Value Fund, Inc. and Clarion Value Fund Master LLC have approved the terms of the New Agreements.
2	To elect a Board of Directors.
The shareholders of Clarion Value Fund, Inc., Clarion Fund plc, and Clarion Value Reserve (BVI), L.P. also will vote in connection with the election of the Directors of Clarion Value Fund Master LLC.

No business other than that contemplated by these Proposals will be presented at or acted upon at the Meeting.

Voting on the Proposals

With respect to the approval of the New Agreements by the Value Fund’s Board of Directors, each share of the Value Fund is entitled to one vote, with fractional shares voting

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proportionally. If a quorum is present at the Meeting, approval of the New Agreements requires approval by the lesser of (1) 67% or more of the voting shares of the Value Fund present at the Meeting, provided that holders of more than 50% of the Value Fund’s outstanding voting shares are present or represented by proxy, or (2) more than 50% of the Value Fund’s outstanding voting shares. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum.

For the parallel vote in connection with the approval of the New Agreements by the Master Fund’s Board of Directors, each share of the Master Fund is entitled to one vote, with fractional shares voting proportionally. If a quorum is present at the Meeting, approval of the New Agreements requires approval by the lesser of (1) 67% or more of the voting shares of the Value Fund present at the Meeting, provided that holders of more than 50% of the Value Fund’s outstanding voting shares are present or represented by proxy, or (2) more than 50% of the Value Fund’s outstanding voting shares. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum.

With respect to the individuals’ proposed service on the Value Fund’s Board of Directors, each share of the Value Fund is entitled to one vote, with fractional shares voting proportionally. If a quorum is present at the Meeting, a plurality of the votes cast is required to elect the Directors. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum.

For the parallel vote in connection with the individuals’ proposed service on the Master Fund’s Board of Directors, each share of the Master Fund is entitled to one vote, with fractional shares voting proportionally. If a quorum is present at the Meeting, a plurality of the votes cast is required to elect the Directors. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum.

Shares of the Master Fund held by Clarion Fund plc and Clarion Value Reserve (BVI), L.P. for which no voting instructions are received in respect of the Master Fund’s approvals will be voted by Clarion Fund plc or Clarion Value Reserve (BVI), L.P., as the case may be, in the same proportion as the shares for which voting instructions are received (a process often called “echo voting”). Shares of the Master Fund held by the Value Fund for which no voting instructions are received in respect of the Master Fund’s approvals will be counted as abstentions. Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will have the same effect on the New Agreements as a vote “AGAINST”. However, such shares represented by abstentions and broker non-votes will be considered present at the Meeting for determining the existence of a quorum. In addition, with respect to any proposal considered at the Master Fund level, shareholders of Clarion Fund plc and Clarion Value Reserve (BVI), Ltd. should be aware that, because of the substantially higher number of Master Fund shares held by the Value Fund, approval or disapproval of the proposal will be significantly dependent on voting on the part of the Value Fund’s shareholders.

In all cases, if a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be considered as a vote in favor of the approval of the

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Proposals. A shareholder may revoke his or her previously granted proxy at any time before it is exercised (i) by delivering a written notice to the respective Fund expressly revoking your proxy, or (ii) by signing and forwarding to the respective Fund a later-dated proxy, or (iii) by attending the Meeting and casting his or her votes in person.

Record Date and Outstanding Shares

As of the close of business on September 30, 2006, there are 48,023,203.23 shares of the Value Fund issued and outstanding and entitled to vote. As of the same date, there are 1,346,308.86 shares of the Master Fund issued and outstanding and entitled to vote.

Security Ownership by Certain Beneficial Owners and Management of the Fund

As of September 30, 2006, to the knowledge of the Value Fund, the following shareholders owned (of record or beneficially) 5% or more of the outstanding shares of the Value Fund:

(1) Name and Address of Record or Beneficial Interest Holder	(2) Amount and Nature of Record or Beneficial Ownership	(3) Percentage of Shares Outstanding
I.A.M. National Pension Plan 1300 Connecticut Ave NW, Suite 300 Washington, DC 20036	12,028,497.51	25.05%
Qwest Pension Trust 1005 17th Street, Suite 250 Denver, CO 80202	10,732,151.04	22.35%
The William and Flora Hewlett Foundation 2121 Sand Hill Road Menlo Park, CA 94205	6,139,440.02	12.78%
New York State Teachers Retirement System 10 Corporate Woods Drive Albany, NY 12211	5,338,030.80	11.12%
Regents of the University of Minnesota – TIP Account 2221 University Avenue, SE Suite 145 Minneapolis, MN 55414	4,341,231.57	9.04%
Qwest Occupational Health Trust 1005 17th Street, Suite 250 Denver, CO 80202	3,287,566.68	6.85%
Ohio Public Employees Retirement System 277 E. Town St Columbus, OH 43215	2,839,272.22	6.02%

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As of the same date, to the knowledge of the Master Fund, the following shareholders owned (of record or beneficially) 5% or more of the outstanding shares of the Master Fund:

(1) Name and Address of Record or Beneficial Interest Holder	(2) Amount and Nature of Record or Beneficial Ownership	(3) Percentage of Shares Outstanding
Clarion Value Fund, Inc.	1,174,605.17	87.25%
Clarion Value Fund plc	105,005.12	7.80%

As of the same date, to the knowledge of the respective Fund, the officers and Directors of the Value Fund and the Master Fund individually and in the aggregate owned beneficially and of record less than 1% of shares of the Value Fund and less than 1% of shares of the Master Fund.

Adjournment

The persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies in the event a quorum is not present. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.

Other Information

The costs associated with this solicitation are estimated to be $5,000, which amount initially will be an expense of the Master Fund and therefore borne indirectly by the Fund and each other shareholder of the Master Fund in accordance with their relative share ownership. Fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies.

PROPOSAL 1: TO APPROVE THE NEW AGREEMENTS

The Boards have unanimously approved, and recommend that the shareholders vote for the approval of, the New Agreements. The New Agreements are provided in Appendix I to this Proxy Statement.

The Adviser currently manages the Value Fund under an investment advisory contract, dated June 24, 2002 and the Master Fund under an investment advisory contract dated June 20, 2002 (each, a “Current Agreement,” and collectively, the “Current Agreements”). The fee provisions of the Current Agreements, together with the fee provisions of the investment advisory agreements between the Adviser and Clarion Fund plc and Clarion Value Reserve (BVI), Ltd., provide for payments to the Adviser based on the average monthly net assets of the relevant entity as follows (in each case, paid quarterly):

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Fund Name	Rate of Compensation
Clarion Value Fund, Inc.	0.63%
Clarion Value Fund plc	0.63%
Clarion Value Reserve (BVI), Ltd.	0.63%
Clarion Value Fund Master, LLC	0.00%

The Directors of the Value Fund and the Master Fund have, however, determined that the Current Agreements, which provide for advisory fee compensation only at the level of the various feeders (i.e., the Value Fund, Clarion Value Fund plc and Clarion Value Reserve (BVI), Ltd.), offer insufficient flexibility in structuring these fees. For example, should the Master Fund in the future wish to accept an investor as a direct investor in the Master Fund, rather than as an indirect investor through one of the aforementioned feeders, the Current Agreements provide for no mechanism to equitably apply the fees that would be due the Adviser in respect of such a direct investor. (In particular, under the Current Agreements, a direct investor in the Master Fund would pay no advisory fees, while an indirect investor in the Master Fund – meaning a person participating in the Master Fund’s investment program as an investor in one of the feeders – would effectively bear the 0.63% fee set out in the chart above.)

Therefore, so as to facilitate these and other possible investment arrangements, the Directors of the Value Fund and the Master Fund have determined, with the concurrence of the Adviser, that it is in the interests of the Funds to permit the re-allocation of the advisory fees currently borne only at the level of the Value Fund (and the other feeders) so that they may in the future be borne, in whole or in part, at the level of the Master Fund, provided, however, that the maximum such fee to be borne by any current feeder (when calculated in the aggregate with any such fee levied in the future at the Master Fund level) will remain unchanged at 0.63% of average monthly net assets. No changes are proposed in the frequency of accrual or payment of these fees. In effect, you are being asked to approve advisory fees at the Master Fund level of up to 0.63% of average monthly net assets, with a contractual requirement that any such fee will result in an immediate and precisely corresponding reduction in the advisory fees borne by the Value Fund (and the other feeders).

By way of illustration, should the Directors of the Master Fund elect to set the advisory fee paid by the Master Fund at 0.10% of its average monthly net assets, an immediate and precisely corresponding reduction in the advisory fee paid by the Value Fund (and each other current feeder) would be implemented, in this case effectively reducing that fee from 0.63% to 0.53% of average monthly net assets. Also by way of illustration, should the Directors of the Master Fund elect to set the advisory fee paid by the Master Fund at 0.63% of its average monthly net assets, an immediate and precisely corresponding reduction in the advisory fee paid by the Value Fund (and each other current feeder) would be implemented, in this case effectively reducing that fee from 0.63% to 0.00% of average monthly net assets.

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If the Funds’ shareholders approve the New Agreements at the upcoming Meeting to which this Proxy Statement relates, its terms are expected to go into effect promptly thereafter. If shareholders fail to approve the New Agreements, the Current Agreements will continue in effect.

Information About ING Clarion Capital

The Adviser is a limited liability company organized under the laws of the State of New York, with its principal place of business at 230 Park Avenue, New York, NY 10169. The Adviser is an affiliate of the ING Group. As of September 30, 2006, the Adviser had approximately $2.4 billion in assets under management.

The Adviser is a registered investment adviser that has provided investment management services to banking or thrift institutions, investment companies, pension and profit sharing plans, charitable organizations, corporations, and other pooled investment vehicles since 1996.

The directors and principal executive officers of the Adviser are listed below. Unless otherwise indicated, the address for each is 230 Park Avenue, New York, NY 10169. Other than as disclosed herein, and in the case of Messrs. Baines, Heflin and Sullivan who have equity interests in the Adviser, no officers or directors of the Funds have any material interest in the Adviser, or in any material transaction in which the Adviser or an affiliate is a party.

Name and Address	Position at the Adviser	Principal Occupation(s)
Daniel Heflin	President and Chief Executive Officer	Same
Stephen Baines	Chief Investment Officer	Same
Jerry Chang	Chief Compliance Officer	Same

The following chart lists those officers and directors of the Funds who are also affiliated with the Adviser, and sets forth the nature of those affiliations:

Name and Address	Position at the Funds
Daniel Heflin	President, CEO and Director
Stephen Baines	Vice President
Jerry Chang	Chief Compliance Officer

Terms of the Current Agreements

The date of the Value Fund’s Current Agreement is June 24, 2002. The Board, including a majority of the non-interested directors, last approved the Value Fund’s Current Agreement, on

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November 30, 2005. The Value Fund’s Current Agreement was last approved by shareholders on June 14, 2002. Under the Value Fund’s Current Agreement, the Value Fund pays the Adviser an advisory fee based on the Value Fund’s average monthly net assets, computed and paid quarterly, at the following rate: 0.63%. Separately, the Adviser has agreed to waive a portion of its fee such that the Value Fund’s total annual operating expenses, including management fees, do not exceed 0.80% of the Value Fund’s net asset value.1 (The terms of that waiver will be extended under the New Agreements, and the Value Fund’s total annual operating expenses will be deemed for this purpose to include any management fee levied in respect of either the Value Fund or the Master Fund.)

For the Value Fund’s most recent fiscal year ended October 31, 2005, the Adviser received $2,240,153 in advisory fees from the Value Fund. During the same period, no commissions on portfolio transactions were paid to any affiliated brokers.

The date of the Master Fund’s Current Agreement is June 20, 2002. The Board, including a majority of the non-interested directors, last approved the Master Fund’s Current Agreement, on November 30, 2005. The Master Fund’s Current Agreement was last approved by shareholders on June 14, 2002. Under the Master Fund’s Current Agreement, as described above, the Master Fund does not pay advisory fees to the Adviser. Rather, all advisory fees are assessed at the feeders. Consequently, during the Master Fund’s most recent fiscal year ended October 31, 2005, the Adviser received no advisory fees from the Master Fund. During the same period, no commissions on portfolio transactions were paid to any affiliated brokers.

Terms of the New Agreements

The terms of the New Agreements are the same as those of the Current Agreements with the exception of those relating to the advisory fee structure, as already described above. Adoption of the New Agreements will not result in an increase in Value Fund or shareholder fees. Accordingly, if the New Agreements had been in effect during the fiscal year ended October 31, 2005, the Adviser would have received the same amount in advisory fees as received under the Current Agreements.

Additional terms of both the Current and New Agreements provide that the Adviser, subject to the control and supervision of the Funds’ Boards of Directors and in conformance with the stated investment objectives and policies of the Funds, manages the investment and reinvestment of the assets of the Funds. It is the responsibility of the Adviser to make investment decisions for the Master Fund (and, indirectly, the Value Fund and each other feeder) and to place purchase and sale orders for the Master Fund’s investments. The Adviser intends to devote such time and effort to the business of the Funds as is reasonably necessary to perform its duties to the Funds. The services of the Adviser are not exclusive and the Adviser may provide

_________________________

[1]	Out-of-pocket due diligence and other expenses incurred by the Adviser in directly managing the Funds’ investments (which may include, but will not be limited to, legal, appraisal, environmental and site visit expenses) will not be included as fund operating expenses for purposes of calculating a management fee waiver, if any. The same principles will apply to any fees or discounts collected (or credited against the purchase price of an investment) by the Funds as part of their investment activities such that they will not be credited against Funds operating expenses for purposes of calculating a management fee waiver.

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similar services to other clients and may engage in other activities. The officers of the Value Fund and the Adviser (who serve in the same capacity with respect to the Master Fund) manage the day-to-day operations of the Funds. The officers of the Funds are directly responsible to the Funds’ Boards of Directors, which set broad policies for the Funds and appoint its officers.

The Current and New Agreements provide, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties, and will pay all fees and salaries of the Funds’ officers or employees, if any, who are also employees of the Adviser. The Adviser may retain outside consultants and will be reimbursed by the Funds for any expenses incurred therewith.

Like the Current Agreements, the New Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Funds or any of the Funds’ shareholders for any act or omission by the Adviser in the supervision or management of its respective investment activities or for any loss sustained by the Funds or the Funds’ shareholders.

If approved by shareholders, the New Agreements will continue in effect for two years (unless terminated earlier) from the date of shareholder approval, and will thereafter continue from year to year, provided that the continuance of the New Agreements is approved annually by vote of the respective Board including a majority of the “non-interested” directors, or by a vote of “a majority of the outstanding voting securities” of the Value Fund (as defined in Section 2(a)(42) of the 1940 Act). The New Agreements may be terminated at any time without penalty by vote of the respective Board or vote of a majority of the respective Fund’s outstanding voting securities upon 60 days’ written notice to the Adviser. The New Agreements may be terminated by the Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the respective Fund. Consistent with the federal securities laws, the New Agreements also would terminate upon any “assignment” (as defined in the 1940 Act).

Board Consideration and Approval of the Agreements

At a meeting held on November 30, 2005, the Boards approved continuing the Current Agreements and also approved recommending the New Agreements to shareholders. In connection with their meeting, the Boards of Directors, including the non-interested directors, received materials specifically relating to material terms of the Current and New Agreements. These materials included (i) information on the investment performance of the Funds, a selected peer group of other mutual funds, certain institutional client accounts managed by the Adviser and an appropriate market index, (ii) expenses borne by the Funds (including fees payable to the Adviser), (iii) the economic outlook and the general investment outlook in the markets in which the Funds invest, and (iv) the organizational structure and business of the Adviser. In considering the Agreements, the Boards of Directors, including the non-interested directors, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Boards of Directors, including the non-interested directors, in connection with their approval of the Agreements include the following:

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Investment Compliance and Performance. The Boards of Directors, including the non-interested directors, considered whether the Funds have operated within their investment objectives and their record of compliance with their investment restrictions. They also reviewed each Fund’s investment performance as well as the performance of a selected peer group of other mutual funds, the performance of certain institutional client accounts managed by the Adviser, and the performance of an appropriate market index. The Boards of Directors, including the non-interested directors, determined, among other things, that each Fund has operated within their investment objective and that each Fund’s performance is satisfactory. In reaching this conclusion, it was noted that each Fund’s performance over all periods reviewed generally was higher than the average performance of the selected peer funds as well as the market index. While aware that past performance is not necessarily indicative of future results, the Boards concluded that the historical performance of the selected peer group of other mutual funds and the performance of certain institutional client accounts managed by the Adviser was in line with that of the Funds and that it was reasonable to believe that the Adviser would provide satisfactory performance in the future.

Nature, Extent and Quality of Other Services. The Boards of Directors, including the non-interested directors, considered the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser, under the Current and New Agreements. The Boards of Directors, including the non-interested directors, also considered the nature and extent of the Adviser’s supervision of third party service providers, principally administrators and custodians. The Boards noted that the nature and extent of the services provided under the Current Agreements is the same as that under the New Agreements. With respect to the quality of services, the Boards considered, among other things, the background and experience of the Adviser’s senior management and the expertise of, and amount of attention expected to be given to the Funds by, investment analysts and both junior and senior investment personnel of the Adviser. The Boards noted that the Adviser manages $2.4 billion of investments in fixed income securities. The Boards also reviewed the qualifications, backgrounds and responsibilities of the team members primarily responsible for day-to-day portfolio management services for the Funds. The Adviser consists of 32 dedicated professionals. The Adviser’s investment and portfolio management activities are led by Stephen Baines and Daniel Heflin, each with over 18 years of fixed income structuring and investment experience. In further evaluating the quality of services anticipated to be provided by Adviser, the non-interested directors had discussions with senior management of the Adviser responsible for investment operations and the senior management of the Funds. The Boards were informed that, in management’s judgment, the Adviser has the size, visibility and resources to attract and retain highly qualified investment professionals, including research and advisory personnel, expressing particular confidence in the competence of the investment professionals, whose contributions were positively evaluated in reviewing Fund performance as against peers. The Boards of Directors, including the non-interested directors, determined, among other things, that the size and nature of the Adviser’s staff as it relates to the Funds is satisfactory and appropriate.

The Boards of Directors, including the non-interested directors, determined, among other things, that the nature and quality of administrative and shareholder services provided by the Adviser -- including with respect to the oversight of other Fund service providers -- are satisfactory and appropriate.

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Fees and Expenses. The Boards of Directors, including the non-interested directors, considered each Fund’s expense ratio (including the effects of fees payable to the Adviser), fees and expenses of a selected peer group of mutual funds, and fees and expenses of certain institutional client accounts managed by the Adviser. The Boards of Directors, including the non-interested directors, determined, among other things, that each Fund’s expense ratio is satisfactory and appropriate. In reaching this conclusion, it was noted that the Adviser’s fees, which are the same under both the New and the Current Agreements, were competitive to those charged to the selected funds (in that each Fund’s net management fee was approximately the same as or lower than the corresponding fees for those funds) and; given differences in the legal and practical requirements of such clients, to the Adviser’s institutional clients. It also was noted that the Value Fund’s shareholder base (and that of the other feeders to the Master Fund described in this Proxy Statement) consists principally of large, sophisticated institutions having access to a variety of professional advisers and that these institutional shareholders have not indicated any current dissatisfaction with the fee and expense levels.

Profitability. The Boards of Directors, including the non-interested directors, considered the level of the Adviser’s profits in respect of the management of each Fund and of other registered investment companies advised by the Adviser. The Boards of Directors, including the non-interested directors, considered the profits realized by the Adviser in connection with the operation of each Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Boards of Directors, including the non-interested directors, determined, among other things, that the overall profitability of the Adviser is satisfactory and appropriate.

Economies of Scale. The Board considered the extent to which economies of scale might be realized as the assets of each Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that consideration of breakpoints in fee rates was not necessary at current asset levels and concluded that the existing management fee rates and structure adequately address existing or potential economies of scale for the Funds.

Conclusion. Based on its evaluation of all material factors and assisted by the advice of legal counsel to the Funds, the Boards of Directors, including the non-interested directors, concluded that the proposed advisory fee structures were fair and reasonable, and that the Agreements should be approved.

THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS APPROVE THE NEW AGREEMENTS.

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PROPOSAL 2: TO ELECT A BOARD OF DIRECTORS

The Board of Directors has determined to submit the continued service on the Board of each current Director for your consideration and approval. The biographies, including principal occupations for the last five years, of each such nominee (each of whom, again, is an existing member of the Board of Directors), are as follows:

Independent Directors

S. Leland Dill

S. Leland Dill joined KPMG Peat Marwick (an audit and accounting firm) after graduation from Kansas State University with a B.S. in Business Administration. He served in various capacities until his retirement in 1986 as Partner-in charge of KPMG’s Investment Services Practice. He has completed management courses at Stanford University and is a retired Certified Public Accountant.

During his tenure with KPMG, Mr. Dill’s clientele included stock and commodity exchanges, investment banks and broker-dealers, open and closed end mutual funds, hedge funds and other financial services entities. He has served as a member and chairman of various committees of the American Institute of Certified Public Accountants (AICPA), the Securities Industry Association and the Investment Company Institute and was also a member of the Board of Directors of the New York Board of Trade.

Mr. Dill is currently a Trustee for the Phoenix Funds. He previously served as a Trustee and Chairman of the Audit Committee for the New York Board of the Scudder Funds and has also served as a director for various commercial and finance enterprises.

Steven N. Fayne

Director

Mr. Fayne is the Managing Director of GMAC Commercial Mortgage - Affordable Housing Division, a division of Newman Financial Services, Inc. (a GMAC subsidiary). Previously, Mr. Fayne co-founded Eichler, Fayne & Associates (now EF&A), a Fannie Mae DUS lender. Until Mr. Fayne’s departure, EF&A was Fannie Mae’s largest originator of DUS loans.

I. Trevor Rozowsky

Director

Mr. Rozowsky is the Executive Vice President of Lydian Trust Company and President and Chief Financial Officer of Lydian Private Bank. From 1993 to 1997, Mr. Rozowsky was the Senior Vice President of Ocwen Financial Corporation, managing the acquisition, capital markets, credit and mortgage lending groups during his tenure.

14

James Webb

Mr. Webb has been a hedge fund industry consultant since August 2004. He was a founding partner of GlobeOp Financial Services, LLC, a fund administrator for global hedge funds, and from 1999 until August 2004, managed GlobeOp’s systems development and quality control group.

Prior to founding GlobeOp, from 1993 to 1999, Mr. Webb served as global manager of management accounting at Long-Term Capital Management. From 1990 to 1993, Mr. Webb was an Equity Derivative Controller with Bankers Trust.

Mr. Webb began his career with Deloitte Haskins & Sells (an audit and accounting firm) in 1984. He holds a B.S. in Accountancy and a Masters of Computer Science from the University of Illinois. Mr. Webb is a Certified Public Accountant in the State of Illinois.

Interested Directors

Frank L. Sullivan, Jr.

Chairman of the Board

From 1982 to the present, Mr. Sullivan has served as Managing Director of ING Clarion Partners, LLC. Mr. Sullivan served as Chairman of the Board of the Adviser from 1998 to the present.

Daniel Heflin

President, CEO and Director

Mr. Heflin has served as President and Chief Executive Officer of the Adviser since October 1997, has over 18 years of fixed income experience and has been managing portfolios of CMBS, principally for institutional investors, since 1993. Mr. Heflin is a Certified Public Accountant in the State of New York.

* * *

Each of the nominees named above has consented to be named in this Proxy Statement and to serve as a Director of the Funds if elected. The Boards of Directors have no reason to believe that any of the nominees will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Boards of Directors may recommend at that time. Pursuant to each Fund’s governing documents, each Director and officer of the Fund holds office until his or her death, resignation or removal as provided by statute or the relevant Fund’s documents.

As required by SEC regulations applicable to the solicitation of proxies for a registered investment company, certain additional information regarding the Boards of Directors and officers of the Funds and the above-named nominees to the Boards of Directors, as well as the Funds’ independent public accounting firm, is provided in Appendix II to this Proxy Statement.

15

THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND THAT
SHAREHOLDERS APPROVE THE ABOVE-NAMED NOMINEES

TO THE BOARDS OF DIRECTORS.

Shareholder Proposals

The Funds are not required to hold annual meetings of shareholders. Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to that Fund a reasonable time before the Board’s solicitation relating to such meeting is to be made. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by that Fund a reasonable period of time before the Board’s solicitation relating to such meeting is made. Written proposals with regard to a Fund should be sent to Clarion Value Fund, c/o Jerry Chang, 230 Park Avenue, New York, New York 10169.

By Order of the Boards of Directors of

Clarion Value Fund, Inc. and Clarion Value

Fund Master LLC

Jerry Chang

Chief Compliance Officer

October 17, 2006

16

Appendix I

INVESTMENT ADVISORY AGREEMENT

AGREEMENT dated as of XXXXX, 2006, by and among Clarion Value Fund Master, LLC, a Delaware limited liability company (the “Fund”), and ING Clarion Capital, LLC, a registered investment adviser organized as a limited liability company under the laws of the State of New York (the “Adviser”).

1.            Duties of Adviser. The Fund hereby appoints the Adviser to act as discretionary investment adviser to the Fund for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to (a) manage the investment and reinvestment of the assets, hedges and liabilities of the Fund in accordance with the Fund’s investment objectives detailed in the offering memorandum, (b) continuously review, supervise and administer the investment program of the Fund, (c) determine the investments to be purchased or sold and the portion of the Fund’s assets to be held uninvested, (d) provide the Fund with records concerning the Adviser’s activities which the Fund is required to maintain, (e) take all other actions advisable or appropriate relating to the investments and other assets of the Fund and (f) render regular reports to the Fund’s officers and Board of Directors concerning the Adviser’s discharge of the foregoing responsibilities.

The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Directors of the Fund, and in compliance with the objectives, policies and limitations set forth in the Fund’s prospectus and any investment guidelines from time to time furnished to the Adviser by the Board of Directors of the Fund and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. The Adviser will only be reimbursed for out-of-pocket due diligence and other expenses incurred in managing the Fund’s investments.

2.            Fund Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of investments of the Fund and is directed to use its best efforts to obtain the best available price and most favorable execution, provided, however, that, subject to policies established from time to time by the Board of Directors of the Fund, the Adviser may effect securities transactions at commission rates (or “mark-up” to dealers) in excess of the minimum commission rates (or “mark-up” to dealers) available, if the Adviser determines in good faith that such amount of commission (or “mark-up” to dealers) is reasonable in relation to the value of the brokerage, research or other services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Directors of the Fund such information relating to portfolio transactions as they may reasonably request.

17

The Adviser is authorized to execute all transactions and form all affiliates and strategic relationships necessary to achieve objectives of the Fund, as detailed in the offering memorandum.

3.            Compensation of the Adviser. The Fund is a master fund in a master-feeder fund structure and, accordingly, certain of its investors will be other investment funds (referred to as “feeder funds”) investing all or a substantial portion of their assets in the Fund. The Adviser currently receives no compensation from the Fund in connection with the services to be rendered by the Adviser as provided in Section 1 of this Agreement. Management fees, however, may be charged at both the Fund and feeder funds, subject, as to each feeder fund, to any overall fee cap (measuring fees on a combined basis at both the Fund feeder fund level) that a particular feeder fund may have in place. Management fees, if charged to the Fund under this agreement shall be paid to the Adviser in quarterly installments calculated by applying to the Fund’s average monthly net assets for the month that annual percentage rate as the Fund’s Board of Directors may specify from time to time, such rate not to exceed 0.63%.

4.            Other Services. At the request of the independent directors of the Fund, the Adviser may make available to the Fund office facilities, equipment, personnel and other services not contemplated in the ordinary course of managing the Fund at the Fund’s expense. Such office facilities, equipment, personnel and services shall be provided or rendered by the Adviser and billed to the Fund at the Adviser’s cost.

5.            Reports. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

6.            Status of Adviser. The Adviser has represented to the Fund that it is a registered investment adviser under the Investment Advisers Act of 1940. The Fund acknowledges receipt from the Adviser, at least 48 hours prior to entering into this Agreement, of Part II of the Adviser’s Form ADV as filed with the Securities and Exchange Commission. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired in any material respect thereby.

7.            Liability of Adviser. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940 (the “1940 Act”)), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, any mistake of law or other act or omission in the course of, or connected with, rendering services hereunder, including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the portfolio. The Adviser shall be protected with respect to actions which it takes or forbears from taking in reliance on advice of unaffiliated agents or counsel prudently selected. The

18

foregoing shall not constitute a waiver of or limitation on any right of any person under Federal or state securities laws.

8.            Permissible Interest. Subject to and in accordance with the Limited Liability Company Agreement of the Fund and the Limited Liability Company Agreement of the Adviser, members, officers, agents and investors of the Fund are or may be interested in the Adviser (or any successor thereof) as members, officers, agents, investors or otherwise; and members, officers, agents, investors or otherwise of the Adviser (or any successor) are or may be interested in the Fund as members or otherwise. The effect of any such interrelationships shall be governed by said Limited Liability Company Agreement and the provisions of the 1940 Act.

9.            Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Fund; however, if the Shareholders of the Fund fail to approve this Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days’ written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

As used in this Section 9, the terms “assignment”, “interested persons” and “a vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

10.          Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b), unless not required by the 1940 Act, rules thereunder or applicable administrative interpretation, by vote of a majority of the outstanding voting securities of the Fund.

11.          Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.          Governing Law. This Agreement shall be governed by the laws of the State of New York, subject to the supremacy of the Federal securities laws governing the terms of this Agreement.

19

13.	Notices.

Notices to the Fund shall be sent to:

Frank L. Sullivan, Jr.

Chairman of the Board

Clarion Value Fund Master, LLC

c/o ING Clarion Capital, LLC

230 Park Avenue, 12th Floor

New York, NY 10169

Notices to the Adviser shall be sent to:

Daniel Heflin

President and Chief Executive Officer

ING Clarion Capital, LLC

230 Park Avenue, 12th Floor

New York, NY 10169

20

INVESTMENT ADVISORY AGREEMENT

AGREEMENT dated as of XXXXX, 2006, by and among Clarion Value Fund, Inc., a Maryland corporation (the "Fund"), and ING Clarion Capital, LLC, a registered investment adviser organized as a limited liability company under the laws of the State of New York (the "Adviser").

1.            Duties of Adviser. The Fund hereby appoints the Adviser to act as discretionary investment adviser to the Fund for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to (a) manage the investment and reinvestment of the assets, hedges and liabilities of the Fund in accordance with the Fund's investment objectives detailed in the offering memorandum, (b) continuously review, supervise and administer the investment program of the Fund, (c) determine the investments to be purchased or sold and the portion of the Fund's assets to be held uninvested, (d) provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, (e) take all other actions advisable or appropriate relating to the investments and other assets of the Fund, and (f) render regular reports to the Fund's officers and Board of Directors concerning the Adviser's discharge of the foregoing responsibilities.

The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Directors of the Fund, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and any investment guidelines from time to time furnished to the Adviser by the Board of Directors of the Fund and applicable laws and regulations. The Adviser accepts as a part of its responsibilities, the duty to manage the Fund consistent with the Fund's intent to qualify annually to be taxed as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. The Adviser will only be reimbursed for out of pocket due diligence and other expenses incurred in managing the Fund's investments.

2.            Fund Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of investments of the Fund and is directed to use its best efforts to obtain the best available price and most favorable execution, provided, however, that, subject to policies established from time to time by the Board of Directors of the Fund, the Adviser may effect securities transactions at commission rates (or "mark-up" to dealers) in excess of the minimum commission rates (or "mark-up" to dealers) available, if the Adviser determines in good faith that such amount of commission (or "mark-up" to dealers) is reasonable in relation to the value of the brokerage, research or other services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Directors of the Fund such information relating to portfolio transactions as they may reasonably request.

21

The Adviser is authorized to execute all transactions and form all affiliates and strategic relationships necessary to achieve objectives of the Fund, as detailed in the offering memorandum.

3.            Compensation of the Adviser. The Fund is a feeder fund in a master-feeder fund structure and, accordingly, invests all of its assets in the Clarion Value Fund Master, LLC (the “Master Fund”). For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Master Fund and/or the Fund shall pay to the Adviser in quarterly installments an overall advisory fee (when measured on a combined basis at both the Master Fund and Fund levels) calculated by applying the following annual percentage rate to the Fund's average monthly net assets for the month: 0.63%. For the avoidance of doubt, and to effectuate the combined basis fee calculations contemplated by the preceding sentence, a portion of any fee paid to the Adviser under the Adviser’s advisory agreement with the Master Fund (“Master Fund Fees”) shall be offset against, and thereby automatically reduce, the fee otherwise payable to the Adviser under this Section 3, such offset portion to be calculated for any relevant period by multiplying the Master Fund Fees paid to the Adviser for the period by that ratio realized by dividing (a) the average value of the net assets of the Master Fund attributable to shares held by the Fund for the period by (b) the average value of the total net assets of the Master Fund for the period.

4.            Other Services. At the request of the independent directors of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services not contemplated in the ordinary course of managing the Fund at the Fund's expense. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

5.            Reports. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

6.            Status of Adviser. The Adviser has represented to the Fund that it is a registered investment adviser under the Investment Advisers Act of 1940. The Fund acknowledges receipt from the Adviser, at least 48 hours prior to entering into this Agreement, of Part II of the Adviser's Form ADV as filed with the Securities and Exchange Commission. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired in any material respect thereby.

7.            Liability of Adviser. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940 ("1940 Act")), the Adviser shall not be subject

22

to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the portfolio. The Adviser shall be protected with respect to actions which it takes or forbears from taking in reliance on advice of unaffiliated agents or counsel prudently selected. The foregoing shall not constitute a waiver or limitation on any right of any person under Federal or state securities laws.

8.            Permissible Interest. Subject to and in accordance with the Articles of Incorporation of the Fund and the LLC Agreement of the Adviser, Directors, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as members, officers, agents, investors or otherwise; and members, officers, agents, investors or otherwise of the Adviser (or any successor) are or may be interested in the Fund as shareholders or otherwise. The effect of any such interrelationships shall be governed by said Articles of Incorporations and LLC Agreement and the provisions of the 1940 Act.

9.            Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Fund; however, if the Shareholders of the Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

As used in this Section 9, the terms "assignment", "interested persons" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

10.          Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Fund.

23

11.          Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.          Assignability. This Agreement shall not be assigned by either party without the prior written consent of the other party, provided, however, that the Investor consents to the transfer of any interest in the Adviser to ING Group or its affiliates.

13.          Governing Law. This Agreement shall be governed by the laws of the State of New York, subject to the supremacy of the federal securities laws governing the terms of this Agreement.

14.          Notices.

Notices to the Fund shall be delivered to:

Ryan Martin
Chief Financial Officer
Clarion Value Fund, Inc.
c/o ING Clarion Capital, LLC
230 Park Avenue, 12th Floor
New York, NY 10169

Daniel Heflin
President and Chief Executive Officer
ING Clarion Capital, LLC
230 Park Avenue, 12th Floor
New York, NY 10169

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

CLARION VALUE FUND, INC.	ING CLARION CAPITAL, LLC

By: ______________________________	By: _____________________________
Name: Ryan Martin	Name: Daniel Heflin
Title: Chief Financial Officer	Title: President and Chief Executive Officer

24

Appendix II

As required by SEC regulations applicable to the solicitation of proxies for a registered investment company, certain additional information regarding the Boards of Directors and officers of the Funds and the above-named nominees to the Boards of Directors is provided below.

The Fund Complex referred to in this section consists of the Clarion Value Fund, Inc., the Clarion Value Fund Master LLC, and the Clarion Total Return Fund. Unless otherwise noted, the address of all Directors and Officers is c/o Clarion Value Fund, Inc., 230 Park Avenue, New York, NY 10169.

Independent Directors2

Name, Address and Age	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
S. Leland Dill (age 76)	Director	Until death, resignation or removal; since May 2006 (with prior service as an Advisory Director from November 2005 to May 2006)	See above	3

Phoenix Funds (50 portfolios) (1989 to present); Scudder Investments (51 portfolios) (1986 to 2005); Coutts (USA) International (50 portfolios) (1992 to 2000); Coutts Trust Holdings (50 portfolios) (1991 to 1999); Coutts Group (50 portfolios) (1994 to 1999); Clarion Total Return Fund; ING Clarion Investors, LLC

Steven N. Fayne (age 55)	Director	Until death, resignation or removal; since June 2002	See above	3	Clarion Total Return Fund; ING Clarion Investors, LLC
I. Trevor Rozowsky (age 44)	Director	Until death, resignation or removal; since June 2002	See above	3	Clarion Total Return Fund; ING Clarion Investors, LLC
James Webb (age 45)	Director	Until death, resignation or removal; since May 2006 (with prior service as an Advisory Director from November 2005 to May 2006)	See above	3	Rubicon Master Fund (4 feeder portfolios); Rubicon Quantitative Strategies Master Fund (2 feeder portfolios); GSA Capital International Master Fund, Ltd. (3 feeder portfolios); GSA Capital Macro Master Fund Ltd. (2 feeder portfolios); GSA Capital GMN Master Fund Limited (3 feeder portfolios); Clarion Total Return Fund; ING Clarion Investors, LLC

_________________________

2 Not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

25

Interested Directors

Name, Address and Age	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Daniel Heflin[3] (age 42)	President, CEO and Director	Until death, resignation or removal; since July 1997	See above	3	Clarion Total Return Fund
Frank L. Sullivan, Jr.[4] (age 60)	Chairman of the Board	Until death, resignation or removal; since July 1997	See above	2

Officers

Name, Address and Age	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Daniel Heflin (age 42)	President, CEO and Director	Until death, resignation or removal; since July 1997	President and CEO, ING Clarion Capital, LLC
Stephen Baines (age 44)	Vice President	Until death, resignation or removal; since November 2003	Chief Investment Officer, ING Clarion Capital, LLC; Formerly, Founding Partner, James Howard, LP

_________________________

3 Mr. Heflin is interested due to his position as an officer of the Adviser.

4  Mr. Sullivan is interested due to his position as an officer of ING Clarion Partners, an affiliate of the Adviser.

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Name, Address and Age	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Joanne M. Vitale (age 49)	Vice President	Until death, resignation or removal; since July 1997	Director, ING Clarion Partners, LLC; formerly, Senior Vice President, ING Clarion Partners, LLC; Vice President, ING Clarion Partners, LLC
Jerry Chang (age 40)	Chief Compliance Officer	Until death, resignation or removal, since May 2005

Chief Compliance Officer and Chief Financial Officer, ING Clarion Capital, LLC; formerly, Vice President, Strategic Value Partners, LLC; Controller, Goldman Sachs and Co., Investment Management Division

The following table sets forth information regarding compensation of Directors by each Fund for the fiscal year ended October 31, 2005. Officers of the Funds and Interested Directors do not receive any compensation from the Funds.

Name of Person, Position	Aggregate Compensation From the Master Fund	Aggregate Compensation From the Value Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors****
Frank L. Sullivan, Jr.,* Chairman of the Board	$0	$0	$0	$0	$0
Daniel Heflin,* President, CEO and Director	$0	$0	$0	$0	$0
Stephen C. Asheroff, Director**	$5,000	$5,000	$0	$0	$12,167
S. Leland Dill,*** Director	$1,250	$1,250	$0	$0	$3,750
Steven N. Fayne, Director	$5,000	$5,000	$0	$0	$15,000
I. Trevor Rozowsky, Director	$5,000	$5,000	$0	$0	$15,000
James Webb,*** Director	$2,167	$2,167	$0	$0	$6,500

*	Interested Director
**	Mr. Asheroff resigned as Director of the Funds effective May 31, 2006.

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***

Messrs. Dill and Webb served as Advisory Directors of the Funds (at the invitation of the Boards of Directors) from September 2005 through May 2006, when they were elected Directors of the Funds. Compensation shown as received by them was received in that capacity.

****

The Fund Complex referred to in this section consists of the Clarion Value Fund, Inc., the Clarion Value Fund Master LLC, and the Clarion Total Return Fund. (ING Clarion Investors LLC is not a part of the Fund Complex because it is neither held out as a related company nor does it have a common investment adviser.)

The following table sets forth information as of September 30, 2006 regarding ownership by the Directors of the Funds. Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.

Independent Directors

(1)	(2)	(3)
Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies
S. Leland Dill	A	A
Steven N. Fayne	A	A
I. Trevor Rozowsky	A	A
James Webb	A	A

Interested Directors

(1)	(2)	(3)
Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies
Frank L. Sullivan, Jr.	E	E
Daniel Heflin	E	E

Mr. Fayne has served as a director to Clarion Commercial Holdings, Inc., a Maryland corporation that is advised by the Adviser. In addition, each of the Independent Directors serves as a Director of the Master Fund. Messrs. Dill, Fayne, Rozowsky and Webb also serve as directors of two other registered investment companies, Clarion Total Return Fund (also advised by the Adviser) and ING Clarion Investors LLC (internally managed; no investment adviser). Except as just described, none of the Independent Directors has held any other position with (i) the Funds, (ii) an investment company advised by, controlled by or under common control with the Adviser, (iii) the Adviser or other affiliate of the Fund, or (iv) any person controlling, controlled by or under common control with the Adviser. None of the Independent Directors

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owns, beneficially or of record, securities issued by (i) the Adviser or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser. None of the Independent Directors (or the immediate family of any of them) own securities of the Adviser (or of any of its affiliates).

There were four meetings of the Board of Directors held during the fiscal year ended October 31, 2005. Each current Director attended at least seventy-five percent of the aggregate number of those meetings of the Board and, during the same period, of any committee on which he or she served.

Each Board of Directors has a single standing, chartered committee devoted to review of the respective Fund’s audit functions and its independent accountants. This Audit Committee reviews the contract between the respective Fund and its independent accountants, recommends the continuation or termination of the contract with the independent accountants, oversees the Fund’s accounting and financial reporting policies, procedures and internal controls and generally acts as a liaison with the independent accountants. Currently, the Audit Committee for both Funds consists of two Independent Directors, Messrs., Rozowsky and Fayne. It is expected that one or both of Messrs. Dill and Webb will join the Audit Committee. The Audit Committee held two meetings during the fiscal year ended October 31, 2005.

The Funds do not have a standing nominating, chartered committee because each Board of Directors has determined that all of its Independent Directors acting as a group properly should serve that function. When nominees are considered, they are considered by the existing Independent Directors. The committee will consider nominees to the Board recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Director of the Funds, should be submitted to the Board at the address maintained for communications with Independent Directors. With respect to the criteria for selecting Independent Directors, it is expected that each candidate will possess the following minimum qualifications: (i) not an interested person of the Funds or their affiliates within the meaning of the 1940 Act; (ii) personal integrity; (iii) no material business relationship that could create an appearance of lack of independence in respect of the Adviser and its affiliates; (iv) the disposition to act independently in respect of the Adviser and its affiliates and others in order to protect the interests of shareholders; and (vi) business judgment gained through experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues. A candidate need not have the type of previous experience or knowledge referred to above if it is otherwise determined that he or she has additional qualifications such that his or her qualifications, taken as a whole, demonstrate a comparable level of fitness for the position.

Independent Accountant

The Boards of Directors do not anticipate that representatives of the Funds’ independent public accounting firm, Ernst & Young LLP (“E&Y”), will attend or make a statement at the Meeting or be available to answer questions at the meeting regarding the Proposals. Audited financial statements for the fiscal year ended October 31, 2005 are contained in the Funds’ Annual Reports. Shareholders may obtain a copy from the Funds at no charge by mail at Clarion

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Value Fund, Inc., 230 Park Avenue, New York, New York 10169 or by telephone at (212) 883-2500. A copy may also be obtained by visiting the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov).

Audit fees paid by the Funds for professional services rendered by E&Y related to the audit of the Funds’ annual financial statements or provided in connection with statutory and regulatory engagements (such as review of financial information included in the Funds’ Prospectuses and Statements of Additional Information) were $69,500 and $89,100 for the fiscal years ended October 31, 2004 and 2005, respectively.

Audit-related fees paid by the Funds for professional services rendered by E&Y reasonably related to the audit of the Funds, but not described in the preceding paragraph, were $0 and $0 for the fiscal years ended October 31, 2004 and 2005, respectively. (Nor during the same periods were any such fees paid to E&Y by the Adviser or any other affiliated entity providing services to the Funds.).

Tax fees paid by the Funds for professional services rendered by E&Y for tax compliance, tax advice and tax planning, were $23,500 and $27,025 for the fiscal years ended October 31, 2004 and 2005, respectively. (Nor during the same periods were any such fees paid to E&Y by the Adviser or any other affiliated entity providing services to the Funds.)

All other fees paid by the Funds to E&Y (i.e., for services other than those described with respect to audit, audit-related and tax fees above) were $0 and $0 for the fiscal years ended October 31, 2004 and 2005, respectively. (During the same periods, such fees paid to E&Y by the Adviser or any other affiliated entity providing services to the Funds were $0 and $0, respectively.)

The Funds’ Audit Committees have adopted procedures to review in advance and, if appropriate, approve the provision of non-audit services provided by E&Y to the Funds, to the Adviser and, in some cases, to other affiliates of the Funds. To date, no such services have required review by the Audit Committees. In respect of audit-related fees, tax fees and all other fees paid to E&Y by the Funds (each as outlined in one of the three immediately preceding paragraphs), the percentage of such fees approved pursuant to a de minimis standard was 0.018% and 0.022% (audit-related fees, fiscal years 2004 and 2005 respectively), 0.006% and 0.007% (tax fees, fiscal years 2004 and 2005 respectively) and 0% and 0% (all other fees, fiscal years 2004 and 2005 respectively). The Audit Committees have considered whether the payment of the various fees outlined above is compatible with maintaining E&Y’s independence with respect to the Funds.

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Appendix III

CLARION VALUE FUND, INC.

CLARION VALUE FUND MASTER LLC

230 Park Avenue

New York, New York 10169

THIS PROXY IS SOLICITED BY THE BOARDS OF DIRECTORS OF CLARION VALUE FUND, INC. and CLARION VALUE FUND MASTER LLC. The undersigned hereby appoints Daniel Heflin, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a special meeting of the shareholders of CLARION VALUE FUND, INC. and CLARION VALUE FUND MASTER LLC on October 31, 2006, including all adjournments, as specified below. The Boards of Directors will not present or act upon any business other than that contemplated by the proposal specified below at the special meeting.

1. To approve a new Investment Advisory Contract; FOR the New Agreements ☐ AGAINST the New Agreements ☐ ABSTAIN from voting for the New Agreements ☐
2. To elect Boards of Directors: FOR all nominees listed ☐ AGAINST all nominees listed ☐ ABSTAIN from voting for all nominees ☐ Only FOR the nominees indicated ☐

Independent Director Nominees currently serving as members of the Board of Directors:

S. Leland Dill ☐

Steven N. Fayne ☐

I. Trevor Rozowsky ☐

James Webb ☐

Interested Director Nominees currently serving as members of the Board of Directors:

Frank L. Sullivan, Jr. ☐

Daniel Heflin ☐

You may vote by mail, using the enclosed ballot or in person at the meeting. Regardless of the method you choose, however, please take the time to read the full text of the Proxy Statement before voting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION ABOVE MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR THE PROPOSAL LISTED ABOVE.

This proxy is in respect of all shares owned by the undersigned.	Please sign, date and return in the accompanying envelope. When signing as attorney, executor, administrator, trustee or guardian, give full name and title as such.
Signature Date

Name Title

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